UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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MEDICAL PROPERTIES TRUST, INC.

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Your Vote Counts! MEDICAL PROPERTIES TRUST, INC. 2024 Annual Meeting Vote by May 29, 2024 11:59 PM ET You invested in MEDICAL PROPERTIES TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 30, 2024. Get informed before you vote View the Notice & Proxy Statement, and the Annual Report to stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Vote in Person at the Meeting* Point your camera here and May 30, 2024 vote without entering a 10:30 AM CST control number UAB Collat School of Business 710 13th Street South Birmingham, Alabama 35233 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request apaper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

MEDICAL PROPERTIES TRUST, INC.
2024 Annual Meeting
Vote by May 29, 2024
11:59 PM ET

	Voting Items	Board Recommends
1A	Election of Director: Edward K. Aldag, Jr.	For
1B	Election of Director: G. Steven Dawson	For
1C	Election of Director: R. Steven Hamner	For
1D	Election of Director: Caterina A. Mozingo	For
1E	Election of Director: Emily W. Murphy	For
1F	Election of Director: Elizabeth N. Pitman	For
1G	Election of Director: D. Paul Sparks, Jr.	For
1H	Election of Director: Michael G. Stewart	For
1I	Election of Director: C. Reynolds Thompson, III	For
2	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	For
3	To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**